UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2022

INOTIV, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-23357	35-1345024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 KENT AVENUE WEST LAFAYETTE, indiana	47906-1382
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (765) 463-4527

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	NOTV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On July 18, 2022, Inotiv, Inc. (the “Company”) issued a press release announcing that its subsidiary, Envigo RMS LLC (“Envigo”), has entered into a settlement with the U.S. Department of Justice (“DOJ”) and the U.S. Department of Agriculture (“USDA”) that resolves an extensive civil and administrative investigation into Envigo’s facility in Cumberland, VA (the “Cumberland Facility”).

The settlement, which was mutually entered into by all parties involved and approved by the court on July 15, 2022, does not require that Envigo pay any fines or penalties to governmental agencies. In addition, it is expressly stated that the settlement is not an admission of liability or wrongdoing by Envigo with regard to its past operation of the Cumberland Facility. The resolution incorporates the transfer plan that was mutually agreed to by the DOJ and Envigo on July 1, 2022 (the “Transfer Plan”), and it concludes all related civil and administrative complaints related to the Cumberland Facility. In addition, the settlement requires that the DOJ and USDA move to dismiss the civil and administrative complaints with prejudice seven days after all the canines vacate the Cumberland Facility pursuant to the Transfer Plan.

A copy of the above-referenced press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits
99.1	Press release, dated July 18, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

This document may contain forward-looking statements that are subject to risks and uncertainties including, but not limited to, risks and uncertainties related to changes in the market and demand for our products and services, the development, marketing and sales of products and services, changes in technology, industry and regulatory standards, the timing of acquisitions and the successful closing, integration and business and financial impact thereof, governmental regulations, inspections and investigations, settlement matters, expansion and related efforts, and various other market and operating risks, including those detailed in the Company's filings with the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INOTIV, INC.

Date: July 20, 2022	By:	/s/ Beth A. Taylor
Chief Financial Officer,
Vice President—Finance